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                                                                   Exhibit 10.12

                                    AMENDMENT
                                       TO
                           SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                           OF GGP LIMITED PARNTERSHIP

     THIS AMENDMENT (the "Amendment") is made and entered into on September 30, 2006, by and among the undersigned parties.

                                   WITNESSETH:

     WHEREAS, a Delaware limited partnership known as GGP Limited Partnership (the "Partnership") exists pursuant to that certain Second Amended and Restated Agreement of Limited Partnership of GGP Limited Partnership dated as of April 1, 1998, as amended (the "Second Restated Partnership Agreement"), and the Delaware Revised Uniform Limited Partnership Act;

     WHEREAS, General Growth Properties, Inc., a Delaware corporation, is the general partner of the Partnership (the "General Partner");

     WHEREAS, pursuant to the Second Restated Partnership Agreement the General Partner is issued from time to time additional common units of partnership upon issuance by the General Partner of certain shares of its common stock;

     WHEREAS, on August 3, 2005 the Board of Directors of the General Partner approved a repurchase program to re-purchase shares of its common stock on the open market (the "Common Stock Repurchase Program"); and

     WHEREAS, the parties hereto, being the sole general partner of the Partnership and the holders of a Majority-in-Interest of the Common Units, desire to amend the Second Restated Partnership Agreement to (a) reflect such re-purchases by reducing the number of partnership units held by the General Partner in proportion to the number of shares of common stock re-purchased and
(b) set forth certain other understandings.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do herby agree as follows:

     1. CAPITALIZED TERMS. Capitalized terms used but not defined herein shall have the definitions assigned to such terms in the Second Restated Partnership Agreement.

     2. REDUCTION OF UNITS, ETC. In connection with the Common Stock Repurchase Program the Partnership hereby (a) reduces the General Partner's Common Units by a number equal to the number of previously re-purchased shares of its common

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stock; and (b) agrees that upon the re-purchase by the General Partner of shares of its common stock the Partnership shall reduce the General Partner's Common Units by an equal number of Common Units.

     3. NEW EXHIBIT A. Exhibit A to the Second Restated Partnership Agreement, identifying the Partners, the number and class of series of Units owned by them and their respective Percentage Interests, if any, is hereby deleted in its entirety and the Exhibit A in the form attached hereto is hereby inserted in its place and stead.

     4. COUNTERPARTS. This Amendment may be executed in counterparts, each of which shall be an original and all of which together shall constitute the same document.

     5. OTHER PROVISIONS UNAFFECTED. Except as expressly amended hereby, the Second Restated Partnership Agreement shall remain in full force and effect in accordance with its terms.

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     IN WITNESS WHEREOF, the undersigned have executed this Amendment on the day and year first written above.

GENERAL PARTNER:

GENERAL GROWTH PROPERTIES, INC.,
a Delaware corporation


By: /S/ Bernard Freibaum
    ---------------------------------
    Bernard Freibaum, Executive
    Vice President


LIMITED PARTNERS:

M.B. CAPITAL PARTNERS III, a South
Dakota general partnership

By: GENERAL TRUST COMPANY, not
    individually but solely as
    Trustee of Martin Investment
    Trust G, a partner


By: /S/ E. Michael Greaves
    ---------------------------------
    E. Michael Greaves,
    Vice President


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